UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
        Washington, D.C.  20549

        FORM 8-K

               CURRENT REPORT          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  11/15/01


        LEHMAN ABS CORPORATION ASSET BACKED CERTIFICATES SERIES 2001-B (Exact name of registrant as specified in its charter)

      Delaware                                 333-76627-05         13-3447441
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)

Three World Financial Center
200 Vesey Street
New York, NY 10022
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:      (212) 526-7000

Item 5. Other Events
  The registrant is filing final forms of the exhibit listed in Item 7 (c).

Item 7.     Monthly Statements and Exhibits

(a)     Financial Statements:  None

(b)     Pro Forma Financial Information:   None

(c)     Exhibits: Monthly Servicer Report

     Lehman ABS Manufactured Housing Contract Senior/Subordinate
     Asset-Backed Certificates, Series 2001-B
     Monthly Servicer Report

     Due Period                                                 10/31/01
     Determination Date                                         11/09/01
     Distribution Date                                          11/15/01


    Available in Certificate Account

     Principal collected on the Contracts                          17,702,268.51
     All Liquidation Proceeds with respect to Principal                40,412.95
     Recoveries on previously Liquidated Contracts                          0.00
     Principal portion of the Purchase Price on                             0.00
     Repurchased Contracts
     Amount transferred from Pre-Funding Account                            0.00

                             Total principal available             17,742,681.46

     Interest collected on the Contracts                           17,887,655.49
     Interest portion of the Purchase Price on                              0.00
      Repurchased Contracts
     Recoveries on previously Liquidated Contracts with                     0.00
     respect to Interest
     Servicer Monthly Advances                                      1,639,502.87
     Reimbursement of previous months Servicer Monthly Advances             0.00
     Compansating Interest on prepayments                               7,437.38
     Amount transferred from the Capatalized Interest Account               0.00

                             Total interest available              19,534,595.74

     Amount not required to be deposited                                    0.00

     Class A- 7 Insurance Policy Draws                                      0.00

              Total available in the Certificate Account           37,277,277.20


II   Trustee Distributions

1.   Insurance Fee                                                     31,250.00

2.   Trustee Fee                                                        9,307.44

3.   Monthly Servicer Fee                                           1,958,638.72

4.   Aggregate Class A-1 Distribution      50.94313192  52519SAA1  12,022,579.13

5.   Aggregate Class A-2 Distribution           1.54166680  52519SAB9  38,541.67

6.   Aggregate Class A-3 Distribution          1.81250000  52519SAC7  246,500.00

7.   Aggregate Class A-4 Distribution          2.19583333  52519SAD5  263,500.00

8.   Aggregate Class A-5 Distribution          2.44708333  52519SAE3  146,825.00

9.   Aggregate Class A-6 Distribution          2.69458330  52519SAF0  352,973.80

10.  Aggregate Class A-7 Distribution       18.74922034  52519SAG8  7,030,957.63

11.  Aggregate Class IO1 Distribution                      52519SAH6  324,270.83

12.  Aggregate Class IO2 Distribution                            52519SAJ2  0.00

13.  Aggregate Class IOC Distribution                           52519SAK9  42.36

14.  Aggregate Class M-1 Distribution          2.76249995  52519SAL7  273,756.77

15.  Aggregate Class M-2 Distribution          2.98750004  52519SAM5  232,613.63

16.  Aggregate Class B-1 Distribution          3.25624999  52519SAN3  253,539.12

17.  Aggregate Class B-2 Distribution          3.30416670  52519SAP8  163,717.29

18.  Aggregate Class X Distribution                     52519SAQ6  13,928,263.81

19.  Aggregate Class R Distribution                              52519SAR4  0.00

20.  Reimbursement of Insurance Policy Draws                                0.00

      Total Distributions =                                        37,277,277.20



III. Certificate Class Balances

     Opening Class A Certificate Balances as reported in prior
     Monthly Servicer Report:
                       (a)  Class A-1  1000.0000000               236,000,000.00
                       (b)  Class A-2  1000.0000000                25,000,000.00
                       (c)  Class A-3  1000.0000000               136,000,000.00
                       (d)  Class A-4  1000.0000000               120,000,000.00
                       (e)  Class A-5  1000.0000000                60,000,000.00
                       (e)  Class A-6  1000.0000000               130,993,835.00
                       (e)  Class A-7  1000.0000000               375,000,000.00
                                                                1,082,993,835.00
     Opening Class M Certificate Balances as reported in prior
     Monthly Servicer Report
                       (a)  Class M-1  1000.0000000                99,097,475.00
                       (b)  Class M.2  1000.0000000                77,862,302.00
                                                                  176,959,777.00
     Opening Class B Certificate Balances as reported in prior
     Monthly  Servicer Report:
                       (a)  Class B-1  1000.0000000                77,862,302.00
                       (b)  Class B-2  1000.0000000                49,548,738.00
                                                                  127,411,040.00
IV.  Principal Distribution Amount

1.   Formula Principal Distribution Amount
                       (a)  Scheduled Principal                     4,882,177.59
                       (b)  Principal Prepayments                  12,827,597.01
                       (c)  Liquidated Contracts                      229,028.83
                       (d)  Repurchased Contracts                           0.00
                       (e)  Additional Principal Distrib                    0.00
                                                                   17,938,803.43
2(a).Class A Principal Distribution Amount:

       1.  Class A-1
        (a) Class A-1 principal distribution49.68896526  52519SAA1 11,726,595.80
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       2.  Class A-2
        (a) Class A-2 principal distribution          0.00000000  52519SAB9 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       3.  Class A-3
        (a) Class A-3 principal distribution          0.00000000  52519SAC7 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       4.  Class A-4
        (a) Class A-4 principal distribution          0.00000000  52519SAD5 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       5.  Class A-5
        (a) Class A-5 principal distribution          0.00000000  52519SAE3 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       6.  Class A-6
        (a) Class A-6 principal distribution          0.00000000  52519SAF0 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance
       7.  Class A-7
        (a) Class A-7 principal distribution 16.56588701  52519SAG8 6,212,207.63
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance

           Total Class A Principal Distribition                    17,938,803.43

           Current Distribution Class A Percentage                          100%
           Next Distribution Class A Percentage                             100%

2(b).Class M Principal Distribution Amount

     Class M-1 Percentage

       1.   Class M-1
        (a) Class M-1 principal distribution           0.0000000  52519SAL7 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


              Current Distribution Class M-1 Percentage                       0%
              Next Distribution Class M-1 Percentage                          0%

       2.  Class M-2
        (a) Class M-2 principal distribution           0.0000000  52519SAM5 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


               Current Distribution Class M-2 Percentage                      0%
               Next Distribution Class M-2 Percentage                         0%

2(c).Class B Principal Distribution Amount
       1.   Class B-1
        (a) Class B-1 principal distribution           0.0000000  52519SAN3 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


               Current Distribution Class B-1 Percentage                      0%
               Next Distribution Class B-1 Percentage                         0%

       2.   Class B-2
        (a) Class B-2 principal distribution           0.0000000  52519SAP8 0.00
        (b) Amount applied to Unpaid Principal Shortfall                    0.00
          (if any ) prior Remittance Date
        (c) Unpaid Principal Shortfall (if any )                            0.00
         following current Remittance


              Current Distribution Class B-1 Percentage                       0%
              Next Distribution Class B-1 Percentage                          0%

2(d).Class M Liquidation Loss Amount
       1.   Class M-1
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class M-1 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class M-1 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class M-1 Loss                         0.00
         Interest Shortfall
        (e) Remaining Unpaid Class M-1 Liquidation                          0.00
         Interest Shortfall
       2.  Class M-2
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class M-2 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class M-2 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class M-2 Loss                         0.00
          Interest Shortfall
        (e) Remaining Unpaid Class M-2 Liquidation                          0.00
         Interest Shortfall

2(e).Class B Liquidation Loss Amount
       1.   Class B-1
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class B-2 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class B-1 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class B-1 Loss                         0.00
          Interest Shortfall
        (e) Remaining Unpaid Class B-1 Liquidation                          0.00
         Interest Shortfall

       2.  Class B-2
        (a) Liquidation Loss Amount                                         0.00
        (b) Amount Applied to Class B-2 Liquidation Loss                    0.00
         Interest Amount
        (c) Remaining Class B-2 Liquidation Loss                            0.00
          Interest Amount
        (d) Amount applied to Unpaid Class B-2 Loss                         0.00
          Interest Shortfall
        (e) Remaining Unpaid Class B-2 Liquidation                          0.00
         Interest Shortfall



     Ending Class A Certificate Balances after
     distributions of principal in this Servicer Report:
                       (a)  Class A-1  950.31103474               224,273,404.20
                       (b)  Class A-2  1000.00000000               25,000,000.00
                       (c)  Class A-3  1000.00000000              136,000,000.00
                       (d)  Class A-4  1000.00000000              120,000,000.00
                       (e)  Class A-5  1000.00000000               60,000,000.00
                       (f)   Class A-6  1000.00000000             130,993,835.00
                       (g)  Class A-7  983.43411299               368,787,792.37
                                                                1,065,055,031.57

     Ending Class M Certificate Balances after
     distributions of principal in this Servicer Report:
           (a)  Class M-1 Principal Balance  1000.00000000         99,097,475.00
           (b)  Class M-1 Adjusted Principal Balance  1000.0000000099,097,475.00

           (c)  Class M-2 Principal Balance  1000.00000000         77,862,302.00
           (d)  Class M-2 Adjusted Principal Balance  1000.0000000077,862,302.00

     Ending Class B Certificate Balances after
     distributions of principal in this Servicer Report:
           (a)  Class B-1 Principal Balance  1000.00000000         77,862,302.00
           (b)  Class B-1 Adjusted Principal Balance  1000.0000000077,862,302.00

           (c)  Class B-2 Principal Balance  1000.00000000         49,548,738.00
           (d)  Class B-2 Adjusted Principal Balance  1000.0000000049,548,738.00


V    Interest Distribution Amount

     a)  Class Certificates applicable Pass-Through Rate
                        1.     Class A-1                                3.01000%
                        2.     Class A-2                                3.70000%
                        3.     Class A-3                                4.35000%
                        4.     Class A-4                                5.27000%
                        5.     Class A-5                                5.87300%
                        6.     Class A-6                                6.46700%
                        7.     Class A-7                                5.24000%
                        8.     Class IO1                                1.10000%
                        9.     Class IO2                                1.10000%
                      10.     Class IOC                                 0.00000%
                      11.     Class M-1                                 6.63000%
                      12.     Class M-2                                 7.17000%
                      13.     Class B-1                                 7.81500%
                      14.     Class B-2                                 7.93000%

VI   Interest Only Certificates applicable Notional Amount

                     (a)  Class IO1                               707,500,000.00
                     (b)  Class IO2                                         0.00
                     (b)  Class IOC                             1,415,184,835.65

VII  Subordinate Class Certificates deficiency amount

                     (a)  Class M-1                                         0.00
                     (b)  Class  M-2                                        0.00
                     (c)  Class  B-1                                        0.00
                     (d)  Class  B-2                                        0.00


VIII Current Interest Requirement @ applicable
     Pass-Through Rate
     1.     Class A-1
      (a)  Interest                             1.25416665  52519SAA1 295,983.33
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     2.     Class A-2
      (a)  Interest                              1.54166680  52519SAB9 38,541.67
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     3.     Class A-3
      (a)  Interets                             1.81250000  52519SAC7 246,500.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     4.     Class A-4
      (a)  Interest                             2.19583333  52519SAD5 263,500.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     5.     Class A-5
      (a)  Interest                             2.44708333  52519SAE3 146,825.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     6.     Class A-6
      (a)  Interest                             2.69458330  52519SAF0 352,973.80
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     7.     Class A-7
      (a)  Interest                             2.18333333  52519SAG8 818,750.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     8.     Class A-IO 1
      (a)  Interest                                         52519SAH6 324,270.83
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     9.     Class A- IO2
      (a)  Interest                                               52519SAJ2 0.00
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     10.     Class A-IOC
      (a)  Interest                                              52519SAK9 42.36
      (b)  Amount applied to Unpaid Interest from prior                     0.00
         Remittance
      (c)  Unpaid Interest following current Remitance                      0.00

     11.     Class M-1
      (a)  Interest                             2.76249995  52519SAL7 273,756.77
      (b)  Interest on Class M-1 Adjusted Principal                         0.00
         Balance
      (c)  Applied Unpaid Interest from prior Remittance                    0.00
      (d)  Unpaid Interest following current Remitance                      0.00

      12.     Class M-2
       (a)  Interest                            2.98750004  52519SAM5 232,613.63
       (b)  Interest on Class M-2 Adjusted Principal                        0.00
          Balance
       (c)  Applied Unpaid Interest from prior Remittance                   0.00
       (d)  Unpaid Interest following current Remitance                     0.00

      13.     Class B-1
       (a)  Interest                            3.25624999  52519SAN3 253,539.12
       (b)  Interest on Class B-1 Adjusted Principal                        0.00
          Balance
       (c)  Applied Unpaid Interest from prior Remittance                   0.00
       (d)  Unpaid Interest following current Remitance                     0.00

       14.     Class B-2
       (a)  Interest                            3.30416670  52519SAP8 163,717.29
       (b)  Interest on Class B-2 Adjusted Principal                        0.00
          Balance
       (c)  Applied Unpaid Interest from prior Remittanc                    0.00
       (d)  Unpaid Interest following current Remitance                     0.00





IX   Trigger Information

     Class M-1, M-2, and Class B Distribution test
     (applicable on and after the Remittance Date occurring in November 2005.)

     (1)     Average 60 - Day Delinquency Ratio Test
      a.  60 - Day Delinquency Ratio for current Remittance Date         4.8491%

      b.  Average 60 - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            (may not exceed 7.50%)                                       2.9860%

     (2)     Cumulative Realized Losses Test
        a.  Cumulative Realized Losses for  current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 6.0% from Nov 1, 2005 to Oct
          31, 2006,  7.0% from Nov 1, 2006 to Oct 31, 2007; 9.0%
           from Nov 1, 2007 to Oct 31, 2008,  after Nov 1,
           2008 less or equal 11.00%                                     0.0133%

     (4)     Current Realized Losses Test
       a.  Current Realized Losses for current Remittance Date        188,615.88

        b.  Current Realized Loss Ratio (total Realized Loss
          for the most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance and
          for current Remittance Date; (May not exceed 2.50%)            0.0540%

     (5)     Class M-1 & M-2 Distribution Test

        a.  The sum of Class M-1, M-2 Principal Balance and
          Class B Principal Balance plus O/C (before distributions on current Remittance Date)  divided by Pool Scheduled Principal
          ance as of preceding Remittance Date (must equal or            0.0000%
          exceed 51.00%)

         b.  The sum of Class M-2 Principal Balance and Class B
          Principal Balance  plus O/C (before distributions on
          current Remittance Date)  divided by  Pool Scheduled Principal
          Balance as of preceding Remittance Date  (must equal           0.0000%
           or exceed 37.00%)
     (5)     Class B Distribution Test

        a.  Class B Principal Balance plus O/C (before any
          distributions on current Remittance Date) divided by
          pool Scheduled Principal Balance as of preceding               0.0000%
          Remittance Date is equal to or greater than 26.00%.


X    Pool Information

          (a)  Pool Principal Balance  96.732847%               1,157,244,428.05

          (b)  Weighted Average Contract Rate:                            9.640%

          (c)  Weighted Average Net Contract Rate                         8.054%

          (d)  Weighted Average Remaining Maturity:                       257.36

          (e)  Overcollateralization Amount:

           1.    Opening Overcollateralization Amount                       0.00
           2.    Ending Overcollateralization Amount               27,820,183.65
           3.    Targeted Overcollateralization Amount             55,889,841.29
           4.    Overcollateralization Deficiency Amount          -28,069,657.64
           5.    Overcollateralization Released Amount                      0.00


     Delinquency Information

     A.  Contract
         (a)  Delinquent Contracts:
                          1.    31 - 59 Day Accounts  3.56%        41,154,850.76
                          2.    60 - 89 Day Accounts  1.41%        16,320,885.87
                          3.    90 - 119 Day Accounts  0.98%       11,359,189.74
                          4.    120 +  Day Accounts  2.27%         26,250,144.63


         (b)  Current Month Repossessions  0.19%                    2,185,693.94
         (c)  Repossession Inventory  0.19%                         2,185,693.94



     Realized Losses

           1.   (a)  Gross Realized Losses during the pe              229,028.83
                  (b)  Liquidation Proceeds                            40,412.95
                  (c)  Realized Losses during the period              188,615.88

                 (d)  Cumulative Gross Realized Losses                229,028.83

                 (e)  Cumulative Realized Losses                      188,615.88


     Miscellaneous Information

     1.   (a)  Monthly  Servicer Fee                                1,958,638.72

           (b)  Amount of prior unpaid Servicing Fees                       0.00
               paid with this distribution

           (c)  Total Servicing Fees paid with this                 1,958,638.72
               distribution

           (d)  Amount of unpaid Servicing Fees as of                       0.00
               this distribution



     2.   (a)  Opening Servicer Advance Balance                             0.00

           (b)  Current Advance                                     1,639,502.87

           (c)  Reimbursement of prior Servicer Advances                    0.00

           (d)  Ending Servicer Advance Balance                     1,639,502.87


     3.   (a)  Opening Insurance Policy Draws                               0.00

           (b)  Insurance Policy Draw with this distribu                    0.00

           (c)  Reimbursement of prior Insurance Policy                     0.00

           (d)  Ending Insurance Policy Draw                                0.00

  SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LEHMAN ABS CORPORATION ASSET BACKED CERTIFICATES SERIES 2001-B


By:  /s/  Sheryl Christopherson
Name:    Sheryl Christopherson
    Vice President
     U.S. Bank National Association


Dated:  11/15/01